SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant x
Filed by a Party other than the Registrant
Check the appropriate box:
     Preliminary Proxy Statement
     Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))
x    Definitive Proxy Statement
     Definitive Additional Materials
     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      THE CENTRAL EUROPEAN VALUE FUND, INC.
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (check the appropriate box):
x    No fee required.
     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

         -------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

         -------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):

         -------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

         -------------------------------------------------------------------

     (5) Total fee paid:

        -------------------------------------------------------------------

     Fee paid previously with preliminary materials.
     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          -----------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          -----------------------------------------------------------------

     (3)  Filing Party:

          -----------------------------------------------------------------

     (4)  Date Filed:

          -----------------------------------------------------------------

                      THE CENTRAL EUROPEAN VALUE FUND, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                                               November 11, 1998

TO THE STOCKHOLDERS:

   The Annual Meeting of Stockholders of The Central European Value Fund, Inc. (the "Fund") will be held at One World Financial Center, 200 Liberty Street, New York, New York on the 40th floor, on Monday, December 14, 1998, at 10:00 a.m., for the purposes of considering and voting upon:

   1. The election of a director (Proposal 1).

   2. The ratification of the selection of PricewaterhouseCoopers LLP as the independent accountants of the Fund for the year ending August 31, 1999 (Proposal 2).

   3. Any other business that may properly come before the meeting.

   The close of business on October 19, 1998 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

                                             By Order of the Board of Directors,

                                             Deborah Kaback
                                             Secretary

================================================================================
TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
================================================================================

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

   The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

   1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

   2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

   3. OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                                  REGISTRATION

         CORPORATE ACCOUNTS                         VALID SIGNATURE
         (1)  ABC Corp. ..........................  ABC Corp. (by John Doe,
                                                    Treasurer)
         (2)  ABC Corp. ..........................  John Doe, Treasurer
         (3)  ABC Corp.
                c/o John Doe, Treasurer ..........  John Doe
         (4)  ABC Corp. Profit Sharing Plan ......  John Doe, Trustee

         TRUST ACCOUNTS
         (1)  ABC Trust ..........................  Jane B. Doe, Trustee
         (2)  Jane B. Doe, Trustee
                u/t/d/ 12/28/78 ..................  Jane B. Doe

         CUSTODIAL OR ESTATE ACCOUNTS
         (1)  John B. Smith, Cust.
                f/b/o John B. Smith, Jr. UGMA ....  John B. Smith
         (2)  John B. Smith ......................  John B. Smith, Jr., Executor

                      THE CENTRAL EUROPEAN VALUE FUND, INC.

                           One World Financial Center
                               200 Liberty Street
                            New York, New York 10281

                              --------------------

                                 PROXY STATEMENT

                              --------------------


   This proxy statement is furnished in connection with a solicitation by the Board of Directors of The Central European Value Fund, Inc. (the "Fund") of proxies to be used at the Annual Meeting of Stockholders of the Fund (the "Annual Meeting") to be held at One World Financial Center, 200 Liberty Street, New York, New York on the 40th floor, on Monday, December 14, 1998 at 10:00 a.m. (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about November 11, 1998. The Fund's Annual Report containing financial statements for the fiscal year ended August 31, 1998 was mailed prior to October 31, 1998. Stockholders who execute proxies retain the right to revoke them in person at the Annual Meeting or by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the Election of Director and FOR Proposal 2. The close of business on October 19, 1998 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Each stockholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On the record date there were 5,878,047 shares of Common Stock outstanding.

   THE FUND WILL FURNISH, WITHOUT CHARGE, COPIES OF THE FUND'S ANNUAL REPORT FOR THE YEAR ENDED AUGUST 31, 1998 TO ANY STOCKHOLDER UPON REQUEST. REQUESTS SHOULD BE DIRECTED TO DEBORAH KABACK, SECRETARY, THE CENTRAL EUROPEAN VALUE FUND, INC., ONE WORLD FINANCIAL CENTER, 200 LIBERTY STREET, NEW YORK, NEW YORK 10281, TELEPHONE 1-800-670-6722.

   In the event that a quorum is not present at the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to a date not more than 120 days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Annual Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion. Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of Common Stock of the Fund entitled to vote at the Annual Meeting.

   Value Advisors LLC ("Value Advisors" or the "Investment Manager"), whose principal business address is c/o PIMCO Advisors L.P., 800 Newport Center Drive, Newport Beach, California 92660, is
the  Fund's  investment  manager.   OpCap  Advisors  ("OpCap  Advisors"  or  the
"Investment Adviser"), whose principal business address is One World Financial Center, 200 Liberty Street, New York, New York 10281, is the Fund's investment adviser.

                        PROPOSAL 1: ELECTION OF DIRECTOR

   In accordance with the Fund's Charter, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. At the Annual Meeting, stockholders will be asked to elect one Class III Director to hold office until the year 2001 Annual Meeting of Stockholders or thereafter when his successor is elected and qualified. The term of office of the Class II Directors, Stephen Treadway and Luis Rubio, expires at the year 2000 Annual Meeting of Stockholders, and the term of office of the Class I Directors, Leslie
H. Gelb and Wendy W. Luers, expires at the year 1999 Annual Meeting of Stockholders, or thereafter in each case when their respective successors are elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

   The persons named in the accompanying form of proxy intend to vote at the Annual Meeting (unless directed not to vote) FOR the election of the nominee listed below. The nominee has indicated that he will serve if elected, but if the nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment. The nominee has been previously elected to the Board of Directors by stockholders.

   The following table provides information concerning the nominee for election as director:


                                                                                  SHARES OF COMMON STOCK
        NOMINEE AND PRINCIPAL OCCUPATION                                            BENEFICIALLY OWNED,
                   DURING THE                     DIRECTOR                      DIRECTLY OR INDIRECTLY, ON
                 PAST FIVE YEARS                    SINCE           AGE            SEPTEMBER 1, 1998 (A)
       ----------------------------------         --------      ----------        -----------------------
NOMINEE TO SERVE UNTIL YEAR 2001
ANNUAL MEETING OF STOCKHOLDERS

Paul Belica, CHAIRMAN OF THE AUDIT                  1994            77                   500
   COMMITTEE; Director, Deck House, Inc. (1976-Present); Director, Surety
   Loan Funding Company, Inc. (1998-Present); General Partner, Wynston
   Partners, L.P. (1998-Present); Adviser, Salomon Smith Barney
   (1988-Present).

   The following table provides information concerning the remaining directors of the Fund:

                                                                                  SHARES OF COMMON STOCK
       DIRECTORS AND PRINCIPAL OCCUPATIONS                                          BENEFICIALLY OWNED,
                   DURING THE                     DIRECTOR                      DIRECTLY OR INDIRECTLY, ON
                 PAST FIVE YEARS                    SINCE           AGE            SEPTEMBER 1, 1998 (A)
       ----------------------------------         --------      ----------        -----------------------

DIRECTORS SERVING UNTIL YEAR 2000
ANNUAL MEETING OF STOCKHOLDERS

Stephen Treadway*, CHAIRMAN; Executive              1997            51                      --
   Vice President of PIMCO Advisors L.P. and Chairman and President of PIMCO
   Funds Distributors LLC and its predecessor (May 1996-Present); Executive Vice
   President of Value Advisors LLC (November1997-Present); formerly, he was employed by Smith Barney Inc. for more than 18 years, serving in various senior officer positions.


                                                                                  SHARES OF COMMON STOCK
       DIRECTORS AND PRINCIPAL OCCUPATIONS                                          BENEFICIALLY OWNED,
                   DURING THE                     DIRECTOR                      DIRECTLY OR INDIRECTLY, ON
                 PAST FIVE YEARS                    SINCE           AGE            SEPTEMBER 1, 1998 (A)
       ----------------------------------         --------      ----------        -----------------------
DIRECTORS SERVING UNTIL YEAR 2000
ANNUAL MEETING OF STOCKHOLDERS

Luis Rubio, MEMBER OF THE AUDIT                     1994            43                  1,000
   COMMITTEE; President, Centro de Investigacion
   Para el Desarrollo, A.C. (Center of Research
   for Development) (1981-Present).

DIRECTORS TO SERVE UNTIL YEAR 1999
ANNUAL MEETING OF STOCKHOLDERS

Leslie H. Gelb, MEMBER OF THE AUDIT                 1994            61                    100
   COMMITTEE; President, The Council on Foreign
   Relations (1993-Present); Columnist (1991-1993),
   The New York Times.

Wendy W. Luers, MEMBER OF THE AUDIT                 1994            58                    500
   COMMITTEE; Founder and President, The Foundation
   for a Civil Society, New York, Prague, Bratislava
   (a non-profit foundation which sponsors various
   organizations and programs in the Czech and Slovak
   Republics); Contributing Editor, VANITY FAIR
   (1989-1995).

-----------
* "Interested person" as defined in the Investment Company Act of 1940, as amended (the "1940 Act") because of a relationship with Value Advisors, the Fund's investment manager.

(A) Each director has sole voting and investment power with respect to the listed shares.

     Each of Messrs. Gelb, Treadway and Rubio serves as a director of certain other U.S. registered investment companies. Mr. Treadway is a director of one other registered investment company advised by both Value Advisors and OpCap and of one other investment company advised by PIMCO Advisors L.P. Mr. Gelb is a director of four other registered investment companies. Mr. Rubio is a director of one registered investment company and an individual general partner of two registered investment companies.

   At September 1, 1998, directors and officers of the Fund as a group owned beneficially less than 1% of the outstanding shares of the Fund.

   The following table sets forth the beneficial ownership of shares of the Fund, at October 5, 1998, by each person known to the Fund to be deemed the beneficial owner of more than 5% of the outstanding shares of the Fund:

                                                      NUMBER OF SHARES
             NAME OF BENEFICIAL OWNER              BENEFICIALLY OWNED (1)           PERCENT OWNERSHIP (1)
             ------------------------               ---------------------           ---------------------
Deep Discount Advisors, Inc.                               516,300                          8.78 %
  One West Pack Square
  Suite 777
  Asheville, NC  28801

Ron Olin Investment Management Company                     320,700                          5.46 %
  One West Pack Square
  Suite 777
  Asheville, NC 28801

----------
   (1) Based solely upon information presented in Schedule 13G, dated May 8, 1998, filed jointly by Deep Discount Advisors, Inc. and Ron Olin Investment Management Company and Schedule 13D/A, dated October 5, 1998, filed jointly by Deep Discount Advisors, Inc. and Ron Olin Investment Management Company. The Fund's understanding is that the aggregate beneficial ownership of shares of the Fund by these entities as of October 5, 1998 was 837,000 shares, representing 14.24% of the Fund.

   In addition, at September 1, 1998, Cede & Co., a nominee for participants in the Depository Trust Company, held of record 5,787,579 shares of the Fund, equal to 98.5% of the outstanding shares of the Fund.

   The executive officers of the Fund are chosen each year at the first meeting of the Board of Directors of the Fund following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are chosen and qualified. In addition to Mr. Treadway, the current executive officers of the Fund are:

                                                                                                OFFICER
   NAME                                  OFFICE                                   AGE            SINCE
   -----                                 ------                                  ----            -----
   Bernard H. Garil                      President                                58             1997
   Elisa A. Mazen                        Executive Vice President                 37             1997
   Newton B. Schott, Jr.                 Executive Vice President                 56             1997
   Richard L. Peteka                     Treasurer                                37             1997
   Deborah Kaback                        Secretary                                47             1997


     Mr. Garil is President of OpCap Advisors and a Managing Director of Oppenheimer Capital. Ms. Mazen is a Vice President of Oppenheimer Capital. Mr. Schott has also served as Senior Vice President of Value Advisors since November 1997. He also currently serves as the Executive Vice President, Chief Administrative Officer, Secretary, and General Counsel to PIMCO Funds Distributors LLC, and has held such positions or other senior office positions in the company since May 1990. From November 1994 to December 1996, Mr. Schott served as Senior Vice President-Legal and Secretary to PIMCO Advisors L.P. In addition, since November 1994, Mr. Schott has served as Secretary and General Counsel for Columbus Circle Investors. Mr. Peteka is a Vice President of Oppenheimer Capital. Ms. Kaback is a Senior Vice President of Oppenheimer Capital.

   The Fund's Audit Committee is composed of Messrs. Belica, Gelb and Rubio and Ms. Luers. The principal functions of the Audit Committee are to recommend to the Board the appointment of the Fund's independent accountants, to review with the independent accountants the scope and anticipated cost of their audit and to receive and consider a report from the independent accountants concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. This Committee met two times during the year ended August 31, 1998. The Fund has no nominating or compensation committees.

   During the fiscal year ended August 31, 1998, the Board of Directors met five times. Each director attended at least 75% of the meetings of the Board or the Committee of the Board for which he or she was eligible.

   Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Annual Meeting information regarding compensation paid to directors by the Fund as well as by the various other investment companies advised by the Fund's investment advisers during its prior fiscal year. The following table provides information concerning the approximate compensation paid during the year ended August 31, 1998 to each director of the Fund, as well as information concerning compensation paid to each director by other investment companies advised by Value Advisors. No remuneration was paid to the directors by other investment companies advised by OpCap Advisors. No remuneration was paid during the year ended August 31, 1998 to Mr. Treadway, who was a director of the Fund during the period and an "interested person" of the Fund as defined in the 1940 Act because of his relationship with Value Advisors. Please note that the Fund does not provide any pension or retirement benefits to directors.

                                                            TOTAL COMPENSATION FROM
                              AGGREGATE COMPENSATION          OTHER FUNDS ADVISED
       NAME OF DIRECTOR              FROM FUND                 BY VALUE ADVISORS         TOTAL COMPENSATION
       ----------------       ----------------------        -----------------------      ------------------
                                                               DIRECTORSHIPS (A)          DIRECTORSHIPS (A)
   Paul Belica                        $7,800                          --                     $ 7,800(1)
   Leslie H. Gelb                     $7,800                      $37,700(4)                 $45,500(5)
   Wendy W. Luers                     $7,800                          --                     $ 7,800(1)
   Luis Rubio                         $7,800                          --                     $ 7,800(1)

-----------
   (A) The number in parentheses indicate the applicable number of investment company directorships held by that director.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act in combination require the Fund's directors and officers, persons who own more than ten percent of the Fund's Common Stock, the Fund's investment advisers and their respective directors and officers, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that the Fund's directors and officers, the Fund's investment advisers and their respective directors and officers have complied with applicable filing requirements during the fiscal year ended August 31, 1998.

   THE DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF PAUL BELICA AS DIRECTOR.

REQUIRED VOTE

   Directors are elected by a plurality of the votes cast by the holders of shares of Common Stock of the Fund present in person or represented by proxy at a meeting with a quorum present. For purposes of the election of directors, abstentions and broker non-votes will be counted as shares present at the Meeting for quorum purposes, but will not be considered votes cast, and do not affect the plurality vote required for directors.

PROPOSAL 2:  RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

   The Board of Directors of the Fund has selected PricewaterhouseCoopers LLP as independent accountants of the Fund for the year ending August 31, 1999. The appointment of independent accountants is approved annually by the Board of Directors and is subsequently submitted to the stockholders for ratification. The Fund has been advised by PricewaterhouseCoopers LLP that at August 31, 1998, neither the firm nor any of its partners had any direct or material indirect financial interest in the Fund. A representative of PricewaterhouseCoopers LLP will be available by telephone at the Meeting to answer questions concerning the Fund's financial statements and will have an opportunity to make a statement if he or she chooses to do so.

   THE DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS.

REQUIRED VOTE

   Ratification of the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund requires the affirmative vote of the holders of a majority of the votes cast by holders of shares of Common Stock of the Fund present in person or represented by proxy at a meeting with a quorum present. For purposes of this proposal, abstentions and broker non-votes will be counted as shares present at the Meeting for quorum purposes, but will not be considered votes cast for the foregoing purpose.

                             ADDITIONAL INFORMATION

     Value Advisors serves as the Fund's administrator. The address of Value Advisors is c/o PIMCO Advisors L.P., 800 Newport Center Drive, Newport Beach, California, 92660. Value Advisors subcontracts certain of its responsibilities to PFPC Inc. The address of PFPC Inc. is 400 Bellevue Parkway, Wilmington, Delaware 19809.

                                 OTHER BUSINESS

   The Board of Directors of the Fund does not know of any other matter which may come before the Annual Meeting. If any other matter properly comes before the Annual Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

                    PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

   All proposals by stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders, to be held in 1999, must be received by the Fund (addressed to The Central European Value Fund, Inc., One World Financial Center, 200 Liberty Street, New York, New York 10281) for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than July 14, 1999. Any stockholder who desires to bring a proposal at the Fund's 1999 Annual

Meeting of Stockholders without including such proposal in the Fund's proxy statement must deliver written notice thereof to the Secretary of the Fund (addressed to The Central European Value Fund, Inc., One World Financial Center, 200 Liberty Street, New York, New York 10281) during the thirty-day period from September 15, 1999 to October 15, 1999.

                         EXPENSES OF PROXY SOLICITATION

   The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund. Proxies may also be solicited personally by officers of the Fund and by regular employees of Value Advisors and OpCap Advisors or their respective affiliates, or other representatives of the Fund or by telephone or telegraph, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection. The Fund has retained D.F. King & Co., Inc., a proxy solicitation firm, to assist in the solicitation of the proxy vote. The cost of its services is estimated at U.S. $10,000, plus reimbursements of expenses.

   November 11, 1998

                      THE CENTRAL EUROPEAN VALUE FUND, INC.
               ANNUAL MEETING OF STOCKHOLDERS -- DECEMBER 14, 199

               THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS

     The undersigned hereby appoints Stephen Treadway, Thomas Duggan, Bernard H. Garil, Newton B. Schott, Jr., and Deborah Kaback, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent and vote on behalf of the undersigned at the Annual Meeting of Stockholders of the Fund to be held at One World Financial Center, 200 Liberty Street, New York, New York 10281 on Monday, December 14, 1998 at 10:00 a.m., and at any adjournments thereof, upon the matters set forth in the Notice of Meeting and Proxy Statement dated November 11, 1998 and, in the discretion of persons named as proxies, upon all other matters properly coming before said Meeting.

Please indicate your vote by an "X" in the appropriate box on the reverse side. This proxy, if properly executed, will be voted in the manner directed by the stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 (INCLUDING THE NOMINEE FOR DIRECTOR). Please refer to the Proxy Statement for a discussion of the Proposals.

           PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY
                            IN THE ENCLOSED ENVELOPE.

          Note: Please sign exactly as your name appears on this Proxy.
            If joint owners, EITHER may sign this Proxy. When signing
          as an attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?
------------------------                ------------------------------
------------------------                ------------------------------
------------------------                ------------------------------

/X/ PLEASE MARK VOTES AS IN THIS EXAMPLE

-------------------------------------
THE CENTRAL EUROPEAN VALUE FUND, INC.
-------------------------------------

Mark bar at right if you plan to attend the annual meeting.              /__/

Mark box at right if an address change or comment has been related on the
reverse side of this card.                                               /__/

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2 (INCLUDING THE NOMINEE FOR DIRECTOR).


1. Election of Director. Director to serve until year 2001 Annual Meeting:
   PAUL BELICA

       FOR  /__/                  WITHHOLD   /__/

2. The ratification of the selection of PricewaterhouseCoopers LLP as the independent accountants of the Fund for the year ending August 31, 1999.

       FOR  /__/                  AGAINST   /__/                ABSTAIN  /__/

In the discretion of the persons named as proxies. Upon any other business that may properly come before the meeting.

Please be sure to sign and date this Proxy.                 [Date          ]

Stockholder sign here              Co-owner sign here        RECORD DATE SHARES:

--------------------------         -----------------------   ------------------